Eos Energy Achieves Full-Year 2024 Revised Revenue Guidance and Provides 2025 Revenue Outlook of at Least 10x Full-Year 2024 EDISON, N.J. – Jan. 16, 2025 - Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage (LDES) systems sourced and manufactured in the United States, today announced preliminary revenue results for the full-year ended December 31, 2024, and revenue outlook for 2025. The Company expects to achieve its revised $15 million revenue guidance for the full-year 2024 driven by increased customer deliveries during the fourth quarter. This result was primarily driven by the Company stabilizing the prior supply chain bottleneck associated with the new Z3 Inline Energy Cube deliveries. The improvement in deliveries comes from enhanced performance by an existing supplier along with additional new supplier capacity. Looking ahead, Eos expects to achieve 2025 revenue between $150 million and $190 million in line with the Company’s December 2023 Strategic Outlook. The full-year revenue growth is expected to be driven by increased production volume on the Company’s first state-of-the-art manufacturing line along with the continued strengthening of its overall supply chain. Over the past six months, the Company has been ramping up its manufacturing line while strategically laying a solid foundation for future growth by securing critical financing and adding to its customer orders backlog. “We ended 2024 strong. We successfully navigated a specific supply-chain bottleneck experienced during the third quarter,” said Joe Mastrangelo, Eos Chief Executive Officer. “Our operations team continues to diversify our supply chain while ramping up our state-of-the-art manufacturing line to full scale production. We anticipate at least 10x top-line growth in 2025 as we position Eos to be the preeminent American-made supplier of long duration energy storage systems.” To accelerate opportunity pipeline conversion into orders backlog, Eos successfully launched a comprehensive insurance program with Ariel Green, a division of Ariel Re, to enhance the Company’s technology bankability. These products include investment tax credit (ITC) and ITC claw back protections, along with contractual warranty and performance guarantee backstop coverage. These customer-focused solutions, combined with extensive third-party validations and a stronger Company balance sheet, provide enhanced risk mitigation and greater operational and economic certainty. “We continue to increase energy storage system operating hours in the field and our recent financing provides customers with the security of a stronger Company balance sheet. At the same time, we are also offering our customers and their financing partners additional assurance by providing this comprehensive optional suite of products,” said Nathan Kroeker, Eos Chief Financial Officer. “This ensures that our customers have a proven product built for long-term operational reliability and added confidence in their economic returns.” Additionally, the Company is on track to achieve the next Cerberus milestones on January 31, 2025, to unlock the next round of funding. Eos will provide further commentary on its fourth quarter performance in connection with the release of its full-year and fourth quarter 2024 financial results in March with conference call timing and details to follow.

2 27th Annual Needham Growth Conference As previously announced, Chief Executive Officer Joe Mastrangelo and Chief Financial Officer Nathan Kroeker of Eos will be presenting at the 27th Annual Needham Growth Conference this morning, Thursday, January 16th at 8:45 a.m. ET. A live webcast of the session will be available on the “Investor Relations” page of the Company’s website at Eos Website or by using the following link Needham Webcast. The session replay will be available via webcast through Eos’ investor relations website following the live event and can be accessed by visiting Eos Events and Presentations. About Eos Energy Enterprises Eos Energy Enterprises, Inc. is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. It is safe, scalable, efficient, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12- hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal years ended December 31, 2024, December 31, 2025, our path to profitability and strategic outlook, our expectation that the preliminary results described in this press release will be consistent with financial results for the fourth quarter and fiscal year ended December 31, 2024 following the completion of our financial close procedures, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements regarding our expectation that our new comprehensive insurance program will provide increased operational and economic certainty, statements that refer to the delayed draw term loan with Cerberus, milestones thereunder and the anticipated use of proceeds, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future, including the discretionary revolving facility from Cerberus; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences

3 for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; uncertainties around our ability to meet the applicable conditions precedent to funding under the DOE loan; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.